Exhibit 99.1

ANNEX A
The Trust Student Loan Pool as of October 31, 2022
The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:
•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	was more than 120 days past the final disbursement;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.
No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, Navient Credit Finance Corporation.
Unless otherwise specified, all information with respect to the trust student loans is presented as of October 31, 2022, which is the statistical disclosure date.
The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,061,879 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 1 borrower has more than one trust student loan.
The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.  See “Risk Factors—Forbearances Granted As a Result of the COVID-19 Pandemic May Delay Payments of Interest and Principal” in this remarketing memorandum.
The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

A-1
2003-4

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$301,290,029
Aggregate Outstanding Principal Balance – Treasury Bill	$44,202,692
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	14.67%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$257,087,336
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	85.33%
Number of Borrowers	7,874
Average Outstanding Principal Balance Per Borrower	$38,264
Number of Loans	13,892
Average Outstanding Principal Balance Per Loan – Treasury Bill	$42,915
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$19,988
Weighted Average Remaining Term to Scheduled Maturity	184 months
Weighted Average Annual Interest Rate	6.27%
We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.
The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.
The weighted average spread for special allowance payments to the three-month commercial paper rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.
For this purpose, the three-month commercial paper rate is the average of the bond equivalent rates of the three-month commercial paper (financial) rates in effect for each of the days in a calendar quarter as reported by the Federal Reserve in Publication H.15 (or its successor) for that calendar quarter.  The 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the United States Department of the Treasury.
A-2
2003-4

DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	$0	$0	0.0%
3.01% to 3.50%	259	2,760,671	0.9
3.51% to 4.00%	574	10,267,930	3.4
4.01% to 4.50%	2,533	33,481,723	11.1
4.51% to 5.00%	3,915	64,955,659	21.6
5.01% to 5.50%	761	14,818,501	4.9
5.51% to 6.00%	636	13,135,073	4.4
6.01% to 6.50%	987	21,034,983	7.0
6.51% to 7.00%	1,718	42,700,638	14.2
7.01% to 7.50%	396	10,323,756	3.4
7.51% to 8.00%	834	29,783,329	9.9
8.01% to 8.50%	961	38,053,617	12.6
Equal to or greater than 8.51%	318	19,974,148	6.6

Total	$13,892	$301,290,029	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools–Sallie Mae’s Student Loan Financing Business” in the original prospectus.
A-3
2003-4

DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	1,193	$2,917,542	1.0%
$ 5,000.00-$ 9,999.99	932	6,977,378	2.3
$10,000.00-$14,999.99xxx	826	10,217,711	3.4
$15,000.00-$19,999.99	764	13,271,268	4.4
$20,000.00-$24,999.99 x	574	12,877,173	4.3
$25,000.00-$29,999.99	481	13,199,404	4.4
$30,000.00-$34,999.99	426	13,843,031	4.6
$35,000.00-$39,999.99	362	13,511,090	4.5
$40,000.00-$44,999.99	306	12,977,346	4.3
$45,000.00-$49,999.99	241	11,433,883	3.8
$50,000.00-$54,999.99	218	11,421,536	3.8
$55,000.00-$59,999.99	169	9,691,183	3.2
$60,000.00-$64,999.99	137	8,557,233	2.8
$65,000.00-$69,999.99	114	7,690,243	2.6
$70,000.00-$74,999.99	107	7,755,687	2.6
$75,000.00-$79,999.99	88	6,802,253	2.3
$80,000.00-$84,999.99	87	7,169,306	2.4
$85,000.00-$89,999.99	78	6,814,733	2.3
$90,000.00-$94,999.99	60	5,542,870	1.8
$95,000.00-$99,999.99	70	6,816,985	2.3
$100,000.00 and above	641	111,802,174	37.1

Total	7,874	$301,290,029	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	12,995	$271,406,950	90.1%
31-60 days	300	10,287,556	3.4
61-90 days	172	5,827,652	1.9
91-120 days	96	3,344,734	1.1
121-150 days	71	2,570,334	0.9
151-180 days	57	1,678,726	0.6
181-210 days	50	1,590,150	0.5
Greater than 210 days	151	4,583,927	1.5

Total	13,892	$301,290,029	100.0%

A-4
2003-4

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	130	$44,604	*
4 to 12	423	440,868	0.1%
13 to 24	568	1,281,996	0.4
25 to 36	621	2,912,033	1.0
37 to 48	537	3,061,264	1.0
49 to 60	1,465	8,630,580	2.9
61 to 72	903	7,680,522	2.5
73 to 84	661	7,643,815	2.5
85 to 96	641	8,315,326	2.8
97 to 108	536	8,190,757	2.7
109 to 120	1,437	21,367,514	7.1
121 to 132	1,153	23,659,306	7.9
133 to 144	843	21,432,259	7.1
145 to 156	597	18,248,042	6.1
157 to 168	553	17,399,021	5.8
169 to 180	467	16,054,144	5.3
181 to 192	415	15,484,429	5.1
193 to 204	319	13,708,589	4.5
205 to 216	233	9,831,349	3.3
217 to 228	173	8,688,901	2.9
229 to 240	192	9,975,097	3.3
241 to 252	114	5,815,952	1.9
253 to 264	110	6,852,052	2.3
265 to 276	79	4,997,523	1.7
277 to 288	71	3,927,293	1.3
289 to 300	179	12,950,436	4.3
301 to 312	363	30,875,470	10.2
313 to 324	22	2,409,212	0.8
325 to 336	16	1,288,250	0.4
337 to 348	12	1,249,658	0.4
349 to 360	35	4,765,952	1.6
361 and above	24	2,107,814	0.7

Total	13,892	$301,290,029	100.0%

* Represents a percentage greater than 0% but less than 0.05%.
We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.
A-5
2003-4

DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	292	$8,803,274	2.9%
Forbearance	929	39,486,259	13.1
Repayment
First year in repayment	98	6,735,373	2.2
Second year in repayment	79	4,152,100	1.4
Third year in repayment	84	3,679,556	1.2
More than 3 years in repayment	12,110	238,433,467	79.1

Total	13,892	$301,290,029	100.0%

(1) Of the trust student loans in forbearance status, approximately 150 loans with an aggregate outstanding principal balance of $4,093,914, representing 1.36% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:
•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program); or
•	may be currently required to repay the loan – repayment.
See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools–Sallie Mae’s Student Loan Financing Business” in the original prospectus.
The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 151.2 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

A-6
2003-4

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	19.5	-	211.9
Forbearance	-	8.4	201.7
Repayment	-	-	178.0

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $8,803,274 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $6,196,617 or approximately 70.4% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the original prospectus.

A-7
2003-4

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	112	$2,527,819	0.8%
Alaska	13	253,048	0.1
Arizona	269	6,524,698	2.2
Arkansas	68	1,735,330	0.6
California	1,595	36,046,471	12.0
Colorado	201	3,733,356	1.2
Connecticut	221	4,655,918	1.5
Delaware	35	886,694	0.3
District of Columbia	44	619,171	0.2
Florida	984	25,532,257	8.5
Georgia	571	14,179,119	4.7
Hawaii	25	446,348	0.1
Idaho	50	1,423,341	0.5
Illinois	604	10,477,401	3.5
Indiana	178	2,428,300	0.8
Iowa	74	1,746,857	0.6
Kansas	214	4,313,955	1.4
Kentucky	65	1,306,186	0.4
Louisiana	430	9,516,904	3.2
Maine	47	1,215,713	0.4
Maryland	396	9,107,627	3.0
Massachusetts	450	6,228,819	2.1
Michigan	340	9,041,981	3.0
Minnesota	213	5,329,592	1.8
Mississippi	145	3,510,405	1.2
Missouri	322	7,457,162	2.5
Montana	22	372,010	0.1
Nebraska	36	630,198	0.2
Nevada	118	3,024,198	1.0
New Hampshire	58	1,235,141	0.4
New Jersey	367	7,891,495	2.6
New Mexico	50	2,099,148	0.7
New York	915	20,341,224	6.8
North Carolina	346	6,596,723	2.2
North Dakota	6	72,541	*
Ohio	49	1,343,455	0.4
Oklahoma	319	7,153,662	2.4
Oregon	230	4,956,666	1.6
Pennsylvania	453	8,934,760	3.0
Rhode Island	39	575,239	0.2
South Carolina	178	4,173,019	1.4
South Dakota	14	139,229	*
Tennessee	260	5,835,192	1.9
Texas	1,473	30,424,595	10.1
Utah	41	1,016,717	0.3
Vermont	24	541,489	0.2
Virginia	434	7,310,553	2.4
Washington	437	7,863,515	2.6
West Virginia	53	930,628	0.3
Wisconsin	162	4,589,694	1.5
Wyoming	10	105,526	*
Other	132	2,888,935	1.0

Total	13,892	$301,290,029	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

A-8
2003-4

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.
Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.
In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.
The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.
A-9
2003-4

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	6,632	$111,087,481	36.9%
Other Repayment Options(1)	5,245	104,594,521	34.7
Income-driven Repayment(2)	2,015	85,608,027	28.4
Total	13,892	$301,290,029	100.0%
________________
(1) Includes, among others, graduated repayment and interest-only period loans. (2) Includes income sensitive and income based repayment.
With respect to interest-only loans, as of the statistical disclosure date, there are 134 loans with an aggregate outstanding principal balance of $6,472,345 currently in an interest-only period.  These interest-only loans represent approximately 2.1% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.
The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	6,897	$128,282,666	42.6%
Unsubsidized	6,995	173,007,362	57.4

Total	13,892	$301,290,029	100.0%

A-10
2003-4

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	28	$937,111	0.3%
October 1, 1993 through June 30, 2006	13,864	300,352,917	99.7
July 1, 2006 and later	0	0	0.0

Total	13,892	$301,290,029	100.0%

A-11
2003-4

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.
The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	687	$9,709,322	3.2%
College Assist	5	200,652	0.1
Educational Credit Management Corporation	988	20,462,109	6.8
Great Lakes Higher Education Corporation	7,412	177,103,368	58.8
Illinois Student Assistance Comm	1	-120	*
Kentucky Higher Educ. Asst. Auth.	377	5,807,312	1.9
Lousiana Office Of Student Financial Asst	154	2,070,023	0.7
Michigan Guaranty Agency	233	4,692,282	1.6
New Jersey Higher Ed Student Assistance Authority	1,314	24,223,378	8.0
New York State Higher Ed Services Corp	318	5,571,735	1.8
	1,142	23,335,732	7.7
Northwest Education Loan Association	687	200,652	0.1
United Student Aid Funds, Inc	1,261	28,114,238	9.3

Total	13,892	$301,290,029	100.0%

A-12
2003-4